UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2018

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

On July 9, 2018, Eagle Pharmaceuticals, Inc., or the Company, issued a press release announcing that (i) consistent with the order issued by the U.S. District Court for the District of Columbia, or the Court, the U.S. Food and Drug Administration, or the FDA, has granted seven years of orphan drug exclusivity in the U.S., for BENDEKA™ (bendamustine hydrochloride injection, or bendamustine HCI), a liquid, low-volume (50 mL) and short-time 10-minute infusion formulation of bendamustine hydrochloride, and (ii) the FDA filed a motion with the Court asking the Court to clarify that the order was not intended to affect applications referencing TREANDA®.

A copy of the full text of the press release referenced above is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release dated July 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: July 9, 2018

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer